SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549

                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report April 17, 1996
               (Date of earliest event reported)


                       FORD MOTOR COMPANY
        (Exact name of registrant as specified in its charter)


                           Delaware
           (State or other jurisdiction of incorporation)


       1-3950                                   38-0549190
(Commission File Number)             (IRS Employer Identification No.)


   The American Road, Dearborn,  Michigan             48121
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code 313-322-3000

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Item 5.  Other Events.
- ---------------------

      News release dated April 17, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits.
- -----------------------------------------------------------------------------

                            EXHIBITS
                            --------

Designation             Description                       Method of Filing
- ----------              -----------                       ----------------

Exhibit 20       News release dated April 17, 1996.     Filed with this Report

Exhibit 27.1     Financial Data Schedule -
                 Automotive Segment                     Filed with this Report

Exhibit 27.2     Financial Data Schedule -
                 Financial Services Segment             Filed with this Report

Exhibit 27.3     Financial Data Schedule -
                 Conglomerate Total                     Filed with this Report


                            SIGNATURE
                            ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                              FORD MOTOR COMPANY
                              (Registrant)


Date:  April 17, 1996         By:/s/Peter Sherry, Jr.
                                 ---------------------
                                   Peter Sherry, Jr.
                                   Assistant Secretary

                        EXHIBIT INDEX
                        -------------


DESIGNATION                 DESCRIPTION                                  PAGE

Exhibit 20        News release dated April 17, 1996

Exhibit 27.1      Financial Data Schedule - Automotive Segment

Exhibit 27.2      Financial Data Schedule - Financial Services Segment

Exhibit 27.3      Financial Data Schedule - Conglomerate Total